UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025 (April 8, 2025)

AIMFINITY INVESTMENT CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St, PMB 235
Wilmington, Delaware 19801

(Address of principal executive offices)

(425) 365-2933

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by Aimfinity Investment Corp. I (“AIMA” or the “Company”) in its Current Report on Form 8-K filed on October 16, 2023, on October 13, 2023, the Company entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), with Docter Inc., a Delaware corporation (“Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of AIMA (“Purchaser”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), pursuant to which AIMA will complete a business combination (the “Business Combination”) with Docter that involves a reincorporation merger and an acquisition merger. The Purchaser shall survive the Business Combination and be referred to as “PubCo” after the Business Combination.

Under Section 9.6 of the Merger Agreement, the parties agreed to use reasonable commercial effort to obtain transaction financing to support the Business  Combination.

Conversion of Working Capital Notes and Extension Notes of AIMA

As of the date hereof, the Company has issued three promissory notes (the “Working Capital Notes”) to Mr. I-Fa Chang (the manager and designee of the sponsor of the Company): one on December 8, 2023, for up to $500,000, to be used for a portion of the Company’s working capital, one on April 8, 2024, for up to $500,000, to be used for a portion of the Company’s working capital, and one on October 21, 2024, for up to $1,500,000, to be used for a portion of the Company’s working capital. As of February 28, 2025, an aggregate of $1,202,852 of working capital loans have been provided by Mr. Chang under the Working Capital Notes, and it is expected that further working capital loans may be provided by Mr. Chang under the Working Capital Notes before the closing of the Business Combination.

In addition, as of the date hereof, the Company has issued: (x) 9 promissory notes, from July 2023 to March 2024, each issued to Mr. Chang in the amount of $85,000 (collectively, the “First EGM Extension Notes”), pursuant to which Mr. Chang deposited $85,000 for each month to the trust account (the “Trust Account”) of the Company, maintained by U.S. Bank, N.A. as the trustee for the benefit of the public shareholders of the Company, to allow the Company to extend its deadline for completing an initial business combination for 9 one-month extensions from July 28, 2023 to April 28, 2024; (y) 9 promissory notes, from April 2024 to December 2024, each issued to Mr. Chang in the amount of $60,000 (collectively, the “Second EGM Extension Notes”), pursuant to which Mr. Chang deposited $60,000 for each month to the Trust Account, to allow the Company to extend its deadline for completing an initial business combination for 9 one-month extensions from April 28, 2024 to January 28, 2025; and (z) 3 promissory notes, from January 2024 to March 2024, each issued to Mr. Chang in the amount of $55,823.80 (collectively, the “Third EGM Extension Notes,” and together with the First EGM Extension Notes and the Second EGM Extension Notes, the “Extension Notes”), pursuant to which Mr. Chang deposited $55,823.80 for each month to the Trust Account, to allow the Company to extend its deadline for completing an initial business combination for 3 one-month extensions from January 28, 2025 to April 28, 2025.

Pursuant to the Merger Agreement and the Final Prospectus (as defined below), up to $1,500,000 of the Working Capital Notes or Extension Notes may be converted into private placement units of the Company (the “Private Units”), each of which is the same as the private placement units sold in the private sales consummated simultaneously with the initial public offering of the Company, as described in the Final Prospectus.

As part of the transaction financing, on April 8, 2025, the Company, Purchaser, Docter, and Mr. Chang, as the holder of the Working Capital Notes and the Extension Notes, entered into an exchange agreement (the “AIMA Exchange Agreement”), pursuant to which all $1,472,471.40 under the Extension Notes and $27,528.60 under the Working Capital Notes will be converted into 150,000 Private Units of the Company, and the remaining balance of the Working Capital Notes, including any working capital loans that may be provided prior to the closing of the Business Combination, less $27,528.60, will be exchanged for such number of PubCo ordinary shares, par value $0.0001 per share (“PubCo ordinary shares”), at a conversion price of $10.00 per share. The Private Units are issued pursuant to the exemption from registration under Section 4(a)(2) of the Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the AIMA Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the AIMA Exchange Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Conversion of Outstanding Loans of Docter

As part of the transaction financing, on April 8, 2025, Purchaser, Docter, and Horn Enterprise Co., Ltd. (“Horn Enterprise”), the wholly-owned subsidiary of Docter, entered into two separate exchange agreements (the “Docter Exchange Agreements”) with Mr. Hsin-Ming Huang, CEO of Docter and Horn Enterprise, and Ms. Yi-Jun Ye, a Taiwanese national, respectively, each of which had previously loaned funds to Docter and/or Horn (the “Docter Note Holders”), pursuant to which the Docter Note Holders agree to convert all outstanding principal and interest of loans owed by Docter or Horn Enterprise as of the closing of the Business Combination into such number of PubCo ordinary shares, par value $0.0001 per share, at a conversion price of $10.00 per share. The PubCo ordinary shares will be issued pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act.

The foregoing description of the Docter Exchange Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Docter Exchange Agreements, which are filed as Exhibits 10.2 and 10.3 hereto and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures set forth above in Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein.

IMPORTANT NOTICES

As disclosed previously on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2023, on October 13, 2023, AIMA entered into that certain Merger Agreement, with Docter, Purchaser, and Merger Sub, pursuant to which AIMA will complete a business combination with Docter that involves a reincorporation merger and an acquisition merger.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. Statements that are not historical facts, including statements about the proposed transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the proposed business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of AIMA and Docter to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Docter or AIMA; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of AIMA’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Docter to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) risks relating to the health monitoring device industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners. A further list and description of risks and uncertainties can be found in the prospectus filed with the SEC on April 26, 2022 relating to AIMA’s initial public offering (File No. 333-263874), the annual report of AIMA on Form 10-K for the fiscal year ended on December 31, 2023, filed with the SEC on July 29, 2024 (the “Annual Report”), and in the final prospectus/proxy statement filed with the SEC on March 6, 2025 relating to the proposed transactions (File No. 333-284658) (the “Final Prospectus”), and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and AIMA, Docter and their subsidiaries or affiliates undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the proposed transactions described herein, Purchaser filed the Final Prospectus with the SEC on March 6, 2025. The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the shareholders’ meeting of AIMA shareholders relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Final Prospectus without charge from AIMA. The Final Prospectus may also be obtained without charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF AIMA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTIONS THAT AIMA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AIMA, THE COMPANY AND THE PROPOSED TRANSACTIONS.

Participants in Solicitation

AIMA, Docter, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of AIMA’s shareholders in connection with the proposed transactions described herein. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of AIMA’s shareholders in connection with the proposed business combination is set forth in the Final Prospectus.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described herein and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AIMA or Docter, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Exchange Agreement regarding Working Capital Notes and Extension Notes, by and among the Company, Purchaser, Docter and I-fa Chang, dated April 8, 2025
10.2	Exchange Agreement regarding Docter Notes, by and among the Purchaser, Docter, Horn Enterprise, and Yi-Jun Ye, dated April 8, 2025
10.3	Exchange Agreement regarding Docter Notes, by and among the Purchaser, Docter, Horn Enterprise, and Hsin-Ming Huang, dated April 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

Date: April 9, 2025	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer